September 11, 2003


                    DREYFUS PREMIER INTERNATIONAL FUNDS, INC.
                 Dreyfus Premier Greater China Fund (the "Fund")

                  Supplement to prospectus dated March 1, 2003


     Adrian Au, CFA, is the primary portfolio manager for the Fund. Since January, 2003, Mr. Au has been a regional analyst covering Greater China for Hamon U.S. Investment Advisors, Limited ("Hamon"), the Fund's sub-investment adviser. From March, 2000 through July, 2002, Mr. Au was an analyst for Morgan Stanley Dean Witter Asia Ltd., and from December, 1998 through March, 2000, he was an analyst for GK Goh Securities Ltd. From September, 1994 through October, 1998, Mr. Au was an analyst and investment manager for INVESCO Asia Ltd.